[MFS Logo] MFS
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND [Registration Mark]

MFS[Registration Mark] Government Markets Income Trust

Annual Report
for Year Ended
November 30, 1998


[Illustration: man & woman conversing]

Letter from the Chairman
Dear Shareholders,

In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management[RegTM], the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of November 30, 1998, MFS manages over $90 billion, and the firm's 2,000 people serve 3.8 million investors and their financial advisers worldwide, while MIT's assets have grown to over $10 billion.

A major factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike many other companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT was the first mutual fund, it was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds offered by MFS, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. Today, the MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

[Signature of Jeffrey L. Shames]

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]

December 15, 1998

Management Review and Outlook

Dear Shareholders,

The primary focus for investors in the past year has been the turmoil in global fixed-income and equity markets. However, the economic downturn overseas was not triggered by tightened monetary conditions aimed at reducing excess demand. Rather, lenders made too much money available, which led to falling currency prices, undermining economic activity. This exposed structural economic weaknesses and threatened a growing number of economic systems. Because global growth expectations were reduced dramatically, expectations for corporate profits were reduced, impacting markets around the globe.

The Trust's stock market price, which stood at $6.69 on November 30, 1997, decreased to $6.56 on November 30, 1998, while its net asset value (NAV) over the same period increased from $7.41 to $7.50, representing a total return of 4.21% based on market price and 8.49% based on NAV. For comparative purposes, the Salomon Brothers Treasury Government Sponsored Index, an unmanaged index of medium-term U.S. Treasury and government-agency securities, appreciated 10.80% over this period, while the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, returned 14.04% in local currency terms.

U.S. Government Sector

The Trust's performance has, on balance, been favorably impacted by the investment market turmoil. U.S. Treasuries proved to be the investment of choice for investors who shifted their allocations away from potentially riskier asset classes such as stocks, and prices of Treasuries appreciated. Government-agency securities, however, also felt the negative effects of the flight to quality and did not keep up with Treasuries. This caused a slight drag on the Trust's performance during the sharp rally in Treasuries in August.

However, this does not mean other government-agency and mortgage-backed securities are less safe, relatively speaking. They continue to enjoy, if not explicit, at least implicit backing from the U.S. Treasury. We believe agency securities continue to represent very good value over the long term. In turbulent markets, they will often be overlooked as the focus shifts to the Treasury market. In this environment, investors are able to purchase government-agency securities at very attractive yield spreads to Treasuries. So it becomes a good opportunity to acquire higher-yielding, quality securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

We have somewhat decreased our exposure to mortgage-backed securities because declining interest rates have led to quick increases in mortgage prepayment rates, although Ginnie Mae (Government National Mortgage Association) securities have shown good value versus other types of mortgage securities. Ginnie Maes have smaller loan balances and are less sensitive to prepayments than securities such as Fannie Maes (Federal National Mortgage Association) and Freddie Macs (Federal Home Loan Mortgage Corporation). We've also found value in 15-year securities. Even if interest rates come down a little, people with 15-year loans probably won't refinance into new 15-year loans, because when they add up the extra interest costs of extending their mortgages they will probably prefer to pay off their current mortgages. So we're selectively buying these mortgages.

International Sector

The crisis atmosphere that began in Asia in the summer of 1997 remained the dominant theme of the past 12 months. Emerging markets stabilized in the first half of the year only to be hit hard when Russia defaulted in August. Top-quality government bonds benefited from the flight to quality as well as from accumulating evidence that the crisis will slow growth and dampen inflation in the industrialized economies. As a result, every major European bond market generated double-digit returns (in local currency terms) according to the J.P. Morgan global government indices. A narrowing of yield spreads was also in evidence as the higher-yielding markets -- the United Kingdom, Ireland, Sweden, and Italy -- outperformed the rest of Europe in the run-up to European monetary union in January 1999. Similarly, New Zealand bonds outperformed the lower-yielding markets of the dollar bloc. Throughout the year, the Trust's foreign assets were concentrated in these better-performing markets -- especially the United Kingdom and New Zealand. As we reported 12 months ago, we cut the Trust's exposure to emerging markets to 5% in the early stages of the Asian crisis. We have maintained this exposure throughout the year.

Six months ago, we suggested that the U.S. dollar's three-year trend of appreciating versus major currencies might be ending. And so it did. Since the end of April, the dollar has depreciated by 7.8% against the German Mark and by 12.7% against the Japanese Yen. While the fundamental factors that had supported the dollar were waning, the magnitude of the collapse owes mostly to forced unwinding of leveraged positions and official intervention designed to relieve pressure on dollar-dependent emerging markets. As the pressure increased on the dollar, we removed the currency hedges from the Trust's foreign assets so that, at present, the Trust has roughly a 10% exposure to foreign currencies. The portfolio is actively managed, and current holdings may be different.

Over the last month of the period, the global bond markets have taken comfort from rate cuts by the U.S. Federal Reserve Board and European central banks, an increase in funding for the International Monetary Fund, a bank support package in Japan, and a fiscal package in Brazil. These developments have renewed hope that further deterioration of the global economy can be averted. Hence, top-quality government bond yields have risen while credit spreads have narrowed. Nonetheless, we remain positive on top-quality government bonds. Global growth remains dependent upon U.S. demand, which is likely to slow in the months ahead. Given their wide yield spreads, the United Kingdom, New Zealand, and Greece remain among our favorite places in which to invest.

Respectfully,

[Signature of Stephen C. Bryant]

Stephen C. Bryant
Portfolio Manager


[Signature of Steven E. Nothern]

Steven E. Nothern
Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.


The portfolio is actively managed, and current holdings may vary.
                ----------------------------------------------
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

------------------------------------------------------------
Performance Summary
(For the year ended November 30, 1998)

  Net Asset Value Per Share
  November 30, 1997                $7.41
  November 30, 1998                $7.50
  New York Stock Exchange Price
  November 30, 1997                $6.688
  October 5, 1998 (high)*          $6.875
  May 7, 1998 (low)*               $6.375
  November 30, 1998                $6.563

*For the period December 1, 1997, through November 30, 1998.
------------------------------------------------------------

Federal Tax Information
(For the year ended November 30, 1998)

In January 1999, shareholders will be mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of November 30, 1998, our records indicate that there are 9,807 registered shareholders and approximately 48,600 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MGF.

Results of Shareholder Meeting

At the annual meeting of shareholders of MFS[RegTM] Government Markets Income Trust, which was held on October 22, 1998, the following actions were taken:

Item 1. The election of Marshall N. Cohan,
        Sir J. David Gibbons, Abby M. O'Neill, and Ward Smith as
        Trustees of the Trust.

                                      Number of Shares
                         ------------------------------------------
                                                Withhold
Nominee                  For                    Authority
----------------------   --------------------   -------------------
Marshall N. Cohan        60,779,369.7822        1,366,035.8335
Sir J. David Gibbons     60,776,784.2291        1,368,621.3866
Abby M. O'Neill          60,785,224.2126        1,360,181.4031
Ward Smith               60,793,241.7805        1,352,163.8352

Trustees continuing in office who were not subject to re-election at this meeting are Richard B. Bailey, Lawrence H. Cohn, Walter E. Robb, III, Arnold D. Scott, Jeffrey L. Shames, and J. Dale Sherratt.


Item 2. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending November 30, 1999.

             Number of Shares
             ----------------
For         61,096,059.9601
Against        380,709.3618
Abstain        668,636.2938

Investment Objective and Policy

The investment objective of the Trust is to provide a high current income.

The Trust will attempt to achieve this objective by investing at least 65% of its assets in U.S. government securities and by engaging in transactions involving related options. The Trust may invest up to 35% of its total assets in foreign government securities. In pursuing its objective, the Trust will consider the preservation of capital by balancing the yields of various fixed-income securities against their attendant risks. However, the Trust will not purchase securities with the goal of achieving capital appreciation.

For defensive purposes, the Trust may invest in cash (including foreign currency) and cash equivalents. The Trust may also enter into options and futures transactions, and forward foreign currency exchange contracts, and interest-rate swaps and may purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan

MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the Plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.

          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE

Portfolio of Investments - November 30, 1998
Bonds - 99.0%

                                                Principal Amount
Issuer                                           (000 Omitted)               Value
U.S. Bonds -- 83.6%
U.S. Federal Agencies -- 33.8%
FHA, 10.375s, 2030+ .............................   $ 2,444              $  2,456,482
FICO, 9.8s, 2018 ................................     5,000                 7,427,350
FICO, 10.35s, 2018 ..............................     9,500                14,769,555
FICO, 10.7s, 2017 ...............................     8,500                13,447,255
Federal Home Loan Banks,
  5.125s, 2003 ..................................    27,250                27,330,933
Federal Home Loan Mortgage
  Corp., 5.75s, 2003 ............................    23,000                23,686,320
Federal Home Loan Mortgage
  Corp., 6.79s, 2005 ............................     4,500                 4,886,719
Federal National Mortgage Assn.,
  5s, 2023 ......................................     6,000                 5,461,860
Federal National Mortgage Assn.,
  6.959s, 2007 ..................................     5,932                 6,211,424
Federal National Mortgage Assn.,
  7.875s, 2006 ..................................    20,000                20,403,200
Federal National Mortgage Assn.,
  8.5s, 2027 ....................................    10,100                11,087,881
Federal National Mortgage Assn.,
  6s, 2099, TBA .................................     6,850                 6,858,562
Federal National Mortgage Assn.,
  7.5s, 2010, TBA ...............................    28,175                28,975,930
                                                                         ------------
                                                                         $173,003,471
                                                                         ------------
U.S. Treasury Obligations -- 31.1%
U.S. Treasury Bonds, 3.625s,
  2028 ..........................................   $20,111              $ 19,985,107
U.S. Treasury Bonds, 6.125s,
  2027 ..........................................     3,500                 3,946,810
U.S. Treasury Bonds, 6.375s,
  2027 ..........................................     9,250                10,711,223
U.S. Treasury Bonds, 6.625s,
  2027 ..........................................    15,700                18,683,000
U.S. Treasury Bonds, 8.875s,
  2017 ..........................................     6,000                 8,516,220
U.S. Treasury Bonds, 9.875s,
  2015 ..........................................    13,750                20,975,212
U.S. Treasury Bonds, 10.375s,
  2009 - 2012 ...................................    14,600                19,566,568
U.S. Treasury Notes, 3.625s,
  2008 ..........................................    12,634                12,531,534
U.S. Treasury Notes, 4.75s, 2008                     10,000                10,015,600
U.S. Treasury Notes, 5.625s,
  2008 ..........................................     7,500                 7,978,125
U.S. Treasury Notes, 8s, 2001 ...................    24,250                26,125,495
                                                                         ------------
                                                                         $159,034,894
                                                                         ------------
Government National Mortgage
  Association -- 17.4%
GNMA, 7s, 2023 - 2024 ...........................   $14,747              $ 15,103,090
GNMA, 7.5s, 2022 - 2023 .........................     1,288                 1,330,862

                                              Principal Amount
Issuer                                          (000 Omitted)                Value
U.S. Bonds -- continued
GNMA, 6.5s, 2028, TBA ............................. $17,819              $ 18,002,404
GNMA, 7s, 2011 - 2025, TBA ......................    17,319                17,752,350
GNMA, 7.5s, 2009 - 2026, TBA ....................    35,659                36,802,372
                                                                         ------------
                                                                         $ 88,991,078
                                                                         ------------
U.S. Government Guaranteed -- 0.7%
Private Export Funding Corp.,
  7.01s, 2004 ...................................   $ 3,380              $  3,683,795
                                                                         ------------
Small Business
  Administration -- 0.6%
SBA, 8.875s, 2011 ...............................   $ 2,781              $  3,098,204
                                                                         ------------
     Total U.S. Bonds ...........................                        $427,811,442
                                                                         ------------
Foreign Bonds -- 15.4%
Argentina -- 0.6%
Republic of Argentina, 9.015s,
  2005 ..........................................   $ 2,100              $  1,995,000
Republic of Argentina, 11s, 2005.................     1,100                 1,105,500
                                                                         ------------
                                                                         $  3,100,500
                                                                         ------------
Australia -- 0.3%
Commonwealth of Australia, 9.5s,
  2003 .....................................  AUD     2,345              $  1,758,002
                                                                         ------------
Brazil--1.1%
Federal Republic of Brazil, 5.5s,
  2024 ..........................................   $ 1,270              $    830,326
Federal Republic of Brazil,
  6.188s, 2024 ..................................     4,555                 2,937,975
Federal Republic of Brazil,
  9.375s, 2008 ..................................     2,055                 1,628,587
                                                                         ------------
                                                                         $  5,396,888
                                                                         ------------
Bulgaria -- 0.4%
National Republic of Bulgaria,
  6.688s, 2024 ..................................   $ 2,750              $  2,038,575
                                                                         ------------
Colombia -- 0.5%
Republic of Columbia, 12.243s,
  2005 ..........................................   $ 3,000              $  2,797,500
                                                                         ------------
Denmark -- 0.4%
Kingdom of Denmark, 7s, 2007 ............... DKK     12,142              $  2,242,310
                                                                         ------------
Greece -- 2.0%
Hellenic Republic, 5.75s, 2008 ............. XEU        731              $    899,016
Hellenic Republic, 8.9s, 2003 .............. GRD  2,650,000                 9,532,809
                                                                         ------------
                                                                         $ 10,431,825
                                                                         ------------
Mexico -- 1.4%
Petroleos Mexicanos Medium
  Term Note, 10.261s, 2005 ........................ $ 1,000              $    947,500
United Mexican States, 9.875s,
  2007 ............................................   6,200                 6,215,500
                                                                         ------------
                                                                         $  7,163,000
                                                                         ------------

                                                 Principal Amount
Issuer                                             (000 Omitted)             Value
Foreign Bonds -- continued
New Zealand -- 2.2%
Government of New Zealand, 8s,
  2004 - 2006 .................................. NZD   17,800             $ 10,565,971
Government of New Zealand,
  10s, 2002 ........................................      730                  437,863
                                                                          ------------
                                                                          $ 11,003,834
                                                                          ------------
Panama -- 0.4%
Republic of Panama, 8.25s, 2008                        $2,400             $  2,292,000
                                                                          ------------
Russia -- 0.2%
Ministry of Finance, 10s, 2007 .....................   $  260             $     71,500
Russian Federation, 11.75s,
  2003 .............................................    2,100                  724,500
                                                                          ------------
                                                                          $    796,000
                                                                          ------------
South Korea -- 1.1%
Republic of Korea, 8.875s, 2008.....................   $3,150             $  3,148,457
Korea Development Bank,
  8.875s, 2003 .....................................    2,700                2,362,500
                                                                          ------------
                                                                          $  5,510,957
                                                                          ------------
United Kingdom -- 4.8%
United Kingdom Treasury, 6.5s,
  2003 ........................................  GBP    6,79              $ 12,086,332
United Kingdom Treasury, 6.75s,
  2004 .............................................    1,387                2,527,234
United Kingdom Treasury, 7.25s,
  2007 .............................................    4,999                9,804,836
                                                                          ------------
                                                                          $ 24,418,402
                                                                          ------------
     Total Foreign Bonds ....................................             $ 78,949,793
                                                                          ------------
     Total Bonds
      (Identified Cost, $498,942,784)........................             $506,761,235
                                                                          ------------

                                                    Shares
Warrants
Republic of Venezuela* (Identified
  Cost, $0)..................................        37,500               $      --
                                                                          ------------
Rights
United Mexican States* (Identified
  Cost, $0).................................          1,000               $      --
                                                                          ------------

Short-Term Obligations -- 0.2%

                                                       Principal Amount
Issuer                                                   (000 Omitted)                     Value
Federal Home Loan Bank
  Consolidated Discount Notes,
  due 12/01/98, at Amortized
  Cost .................................................        $900                   $    900,000
                                                                                       ------------
     Total Investments (Identified Cost,
      $499,842,784)................................................................    $507,661,235
                                                                                       ------------
Call Options Written
                                                   Principal Amount
                                                       of Contracts
Description/Expiration Month/Strike Price             (000 Omitted)
Japanese Yen / February/110
  (Premiums Received,
  $228,144)........................................ JPY    1,976,049                  $    (49,401)
                                                                                       ------------
Other Assets, Less
  Liabilities -- 0.8%                                                                     4,248,730
                                                                                       ------------
   Net Assets -- 100.0% ...........................................................    $511,860,564
                                                                                       ============

* Non-income producing security
+ Restricted Security

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

   AUD = Australian Dollars          GRD = Greek Drachmas
   CAD = Canadian Dollars            JPY = Japanese Yen
   CHF = Swiss Francs                ITL   = Italian Lire
   DEM = Deutsche Marks              NZD = New Zealand Dollars
   DKK = Danish Kroner               XEU = European Currency Unit
   GBP = British Pounds

                       See notes to financial statements

Statement of Assets and Liabilities -- November 30, 1998

Assets:
 Investments, at value (identified cost, $499,842,784) ...................................    $ 507,661,235
 Cash ....................................................................................           44,592
 Net receivable for forward foreign currency exchange contracts to purchase ..............        1,067,187
 Net receivable for forward foreign currency exchange contracts closed or subject to                357,412
  master netting agreements
 Receivable for investments sold .........................................................        6,944,726
 Interest receivable .....................................................................        6,242,631
 Other assets ............................................................................            3,459
                                                                                              -------------
   Total assets ..........................................................................    $ 522,321,242
                                                                                               ------------
Liabilities:
 Payable to dividend disbursing agent ....................................................    $     200,083
 Payable for investments purchased .......................................................        7,926,240
 Written options outstanding, at value (premiums received, $228,144) .....................           49,401
 Net payable for forward foreign currency exchange contracts to sell .....................        1,928,738
 Payable to affiliates --
  Management fee .........................................................................           28,416
  Transfer and dividend disbursing agent fee .............................................           16,346
 Accrued expenses and other liabilities ..................................................          311,454
                                                                                              -------------
   Total liabilities .....................................................................    $  10,460,678
                                                                                              -------------
Net assets ...............................................................................    $ 511,860,564
                                                                                              =============
Net assets consist of:
 Paid-in capital .........................................................................    $ 536,672,572
 Unrealized appreciation on investments and translation of assets and liabilities in              7,467,737
  foreign currencies
 Accumulated net realized loss on investments and foreign currency transactions ..........      (31,565,172)
 Accumulated distributions in excess of net investment income ............................         (714,573)
                                                                                              -------------
   Total .................................................................................    $ 511,860,564
                                                                                              =============
Shares of beneficial interest outstanding (97,911,555 shares issued, less 29,649,000             68,262,555
  treasury shares)                                                                            =============

Net asset value per share (net assets of $511,860,564 [divided by] 68,262,555 shares of           $7.50
  beneficial interest outstanding)                                                                =====

                       See notes to financial statements

Statement of Operations -- Year Ended November 30, 1998

Net investment income:
 Interest income ...........................................................    $ 36,248,655
                                                                                ------------

 Expenses --
  Management fee ...........................................................    $  3,582,526
  Trustees' compensation ...................................................         146,886
  Transfer and dividend disbursing agent fee ...............................         195,438
  Administrative fee .......................................................          66,645
  Custodian fee ............................................................         178,921
  Auditing fees ............................................................          75,431
  Postage ..................................................................          48,595
  Printing .................................................................          22,205
  Legal fees ...............................................................           5,949
  Miscellaneous ............................................................         278,805
                                                                                ------------
   Total expenses ..........................................................    $  4,601,401
  Fees paid indirectly .....................................................         (81,722)
                                                                                ------------
   Net expenses ............................................................    $  4,519,679
                                                                                ------------
    Net investment income ..................................................    $ 31,728,976
                                                                                ------------

Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ..................................................    $  2,921,342
  Written option transactions ..............................................        (266,460)
  Foreign currency transactions ............................................       1,466,873
  Swap transactions ........................................................          30,924
                                                                                ------------
    Net realized gain on investments and foreign currency transactions .....    $  4,152,679
                                                                                ------------

 Change in unrealized appreciation (depreciation) --
  Investments ..............................................................    $  3,010,788
  Written options ..........................................................         727,445
  Translation of assets and liabilities in foreign currencies ..............      (2,731,260)
  Swap transactions ........................................................         (55,263)
                                                                                ------------
    Net unrealized gain on investments and foreign currency transactions ...    $    951,710
                                                                                ------------
     Net realized and unrealized gain on investments and foreign currency ..    $  5,104,389
                                                                                ------------
      Increase in net assets from operations ...............................    $ 36,833,365
                                                                                ============

                       See notes to financial statements

Statement of Changes in Net Assets

                                                                                                Year Ended November 30,
                                                                                          -----------------------------------
                                                                                                 1998              1997
                                                                                          ----------------- -----------------
Increase (decrease) in net assets:
From operations --
 Net investment income ..................................................................   $  31,728,976     $  34,660,278
 Net realized gain (loss) on investments and foreign currency transactions ..............       4,152,679        (6,065,965)
 Net unrealized gain (loss) on investments and foreign currency translation .............         951,710        (3,847,810)
                                                                                            -------------     -------------
  Increase in net assets from operations ................................................   $  36,833,365     $  24,746,503
                                                                                            -------------     -------------
Distributions declared to shareholders --
 From net investment income .............................................................   $ (31,728,976)    $ (34,660,278)
 In excess of net investment income .....................................................        (967,060)       (2,305,112)
                                                                                            -------------     -------------
   Total distributions declared to shareholders .........................................   $ (32,696,036)    $ (36,965,390)
                                                                                            -------------     -------------
Trust share (principal) transactions --
 Cost of Treasury shares acquired .......................................................   $ (16,857,235)    $ (17,696,661)
                                                                                            -------------     -------------
   Total decrease in net assets .........................................................   $ (12,719,906)    $ (29,915,548)
Net assets:
 At beginning of period .................................................................     524,580,470       554,496,018
                                                                                            -------------     -------------
 At end of period (including accumulated distributions in excess of net investment income
  of $714,573 and $2,185,420, respectively) .............................................   $ 511,860,564     $ 524,580,470
                                                                                            =============     =============

                       See notes to financial statements

Financial Highlights

                                                                               Year Ended November 30,
                                                        ----------------------------------------------------------------------
                                                             1998          1997          1996          1995          1994
                                                        ------------- ------------- ------------- ------------- --------------
Per share data (for shares outstanding
throughout each period):
Net asset value -- beginning of period ................  $   7.41      $   7.56      $   7.62      $   6.90       $   7.83
                                                         --------      --------      --------      --------       --------
Income from investment operations# --
 Net investment income ................................  $   0.46      $   0.49      $   0.49      $   0.49       $   0.48
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......      0.08         (0.14)        (0.07)         0.64          (0.88)
                                                         --------      ---------     ---------     --------       ---------
  Total from investment operations ....................  $   0.54      $   0.35      $   0.42      $   1.13       $  (0.40)
                                                         --------      ---------     ---------     --------       ---------
Less distributions declared to shareholders --
 From net investment income ...........................  $  (0.46)     $  (0.49)     $  (0.49)     $  (0.49)      $  (0.14)
 From net realized gain on investments and foreign
  currency transactions ...............................        --            --            --            --          (0.05)
 In excess of net investment income ...................     (0.01)        (0.03)        (0.05)           --          (0.02)
 Tax return of capital ................................        --            --            --            --          (0.32)
                                                         ---------     ---------     ---------     ---------      ---------
  Total distributions declared to shareholders ........  $  (0.47)     $  (0.52)     $  (0.54)     $  (0.49)      $  (0.53)
                                                         ---------     ---------     ---------     ---------      ---------
 Net increase from repurchase of capital shares .......  $   0.02      $   0.02      $   0.06      $   0.08              --
                                                         ---------     ---------     ---------     ---------      ---------
 Net asset value -- end of period .....................  $   7.50      $   7.41      $   7.56      $   7.62       $   6.90
                                                         =========     =========     =========     =========      =========
 Per share market value -- end of period ..............  $  6.563      $   6.688     $  6.750      $   6.500      $   6.313
 Total return .........................................     4.21%          6.91%        12.61%        10.96%         (3.90)%
 Ratios (to average net assets)/Supplemental data
  Expenses## ..........................................     0.89%          0.94%         1.00%         0.99%          0.97%
  Net investment income ...............................     6.14%          6.56%         6.63%         6.84%          6.51%
 Portfolio turnover ...................................      253%           248%          249%          318%           295%
 Net assets at end of period (000 omitted) ............ $511,861       $524,580      $554,496      $606,135       $617,789

 # Per share data are based on average shares outstanding.

## The Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. For the fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Government Markets Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received.

Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1998, $2,437,907 and $2,396,092 was reclassified from paid-in capital to accumulated distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions, respectively, due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At November 30, 1998, accumulated undistributed net investment income under book accounting was different from tax accounting due to temporary differences in accounting for currency transactions.

At November 30, 1998, the Trust, for federal income tax purposes, had a capital loss carryforward of $30,505,480 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002 ($21,490,437), November 30, 2004 ($196,662),
and November 30, 2005 ($8,818,381).

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the lesser of 0.32% per annum of the Trust's average daily net assets and 5.33% of investment income, or 0.85% per annum of average daily net assets. The effective annual rate for the year ended November 30, 1998, was 0.61%.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:

   First $1 billion                                                  0.0150%
   Next $1 billion                                                   0.0125%
   Next $1 billion                                                   0.0100%
   In excess of $3 billion                                           0.0000%

Transfer Agent -- MFS Service Center, Inc. (MFSC) acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, and MFSC. The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $41,763 for the year ended November 30, 1998.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:


                                                           Purchases             Sales
                                                        --------------      --------------
      U.S. government securities                        $1,089,890,627      $1,103,549,210
                                                        ==============      ==============
      Investments (non-U.S. government securities)      $  217,008,976      $  158,647,197
                                                        ==============      ==============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

      Aggregate cost ........................    $501,506,175
                                                 ============
      Gross unrealized appreciation .........    $ 10,698,625
      Gross unrealized depreciation .........      (4,543,565)
                                                 ------------
       Net unrealized appreciation ..........    $  6,155,060
                                                 ============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:


                                                Year Ended                Year Ended
                                            November 30, 1998          November 30, 1997
                                        ------------------------   ------------------------
                                           Shares       Amount        Shares       Amount
                                        ----------- ------------   ----------- ------------
     Treasury shares acquired .......   2,490,700    $16,857,235   2,631,200    $17,696,661
                                        =========    ===========   =========    ===========

In accordance with the provisions of the Trust's prospectus, 2,490,700 shares of beneficial interest were purchased by the Trust during the year ended November 30, 1998 at an average price per share of $6.76 and a weighted average discount of 9.2% per share. The Trust reacquired 2,631,200 shares of beneficial interest during the year ended November 30, 1997, at an average price per share of $6.73 and a weighted average discount of 9.6% per share.

(6) Line of Credit

The Trust and other affiliated trusts participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the acquisition of Treasury shares. Interest is charged to each trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating trusts at the end of each quarter. The commitment fee allocated to the Trust for the year ended November 30, 1998, was $3,733.

(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and swap agreements. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                                1998 Calls                          1998 Puts
                                                   ---------------------------------------------------------------------
                                                  Principal Amounts                   Principal Amounts
                                                       of Contracts                        of Contracts
                                                      (000 Omitted)         Premiums      (000 Omitted)      Premiums
------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period --
 Swiss Francs/Deutsche Marks ...................            19,084        $  133,083      $       --          $    --
Options Written --
 Canadian Dollars ..............................              --                --               2,243            8,391
 Deutsche Marks ................................            22,842            98,983             5,808           33,389
 Japanese Government Bonds .....................           113,200             1,739           226,600            6,406
 Japanese Yen ..................................        10,312,554           746,239              --               --
 Japanese Yen/Deutsche Marks ...................           251,984            58,600              --               --
Options terminated in closing transactions --
 Canadian Dollars ..............................              --                --              (2,243)          (8,391)
 Deutsche Marks ................................           (22,842)          (98,983)           (5,808)         (33,389)
 Japanese Government Bonds .....................          (113,200)           (1,739)         (226,600)          (6,406)
 Japanese Yen ..................................        (5,595,453)         (484,996)             --               --
 Swiss Francs/Deutsche Marks ...................           (19,084)         (133,083)             --               --
Options expired --
 Japanese Yen ..................................        (2,741,052)          (33,099)             --               --
 Japanese Yen/Deutsche Marks ...................          (251,984)          (58,600)             --               --
                                                                          ----------                          ----------
Outstanding, end of period                                                $  228,144                          $    --
                                                                          ==========                          ==========
Options outstanding at end of period consist of:
 Japanese Yen ..................................         1,976,049        $  228,144              --          $    --
                                                                          ----------                          ----------
Outstanding, end of period .....................                          $  228,144                          $    --
                                                                          ==========                          ==========

At November 30, 1998, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts


                                                                                                       Net Unrealized
                                                   Contracts to                           Contracts      Appreciation
              Settlement Date                   Deliver/Receive     In Exchange For        at Value    (Depreciation)
              ---------------------           -----------------   -----------------   -------------   ---------------
Sales         12/15/1998 ..........   AUD           2,875,087        $ 1,704,841       $ 1,801,064     $    (96,223)
              12/15/1998 ..........   CAD          20,962,393         13,850,276        13,690,721          159,555
              12/15/1998 ..........   DEM          46,331,947         27,668,967        27,333,681          335,286
              12/15/1998 ..........   DKK          25,848,315          4,069,211         4,011,431           57,780
              12/15/1998 ..........   ITL          16,081,979             10,093             9,584              509
              12/15/1998 ..........   JPY       2,953,945,787         21,748,596        24,024,994       (2,276,398)
              12/15/1998 ..........   NZD          19,434,986         10,101,011        10,210,258         (109,247)
                                                                     -----------       -----------     ------------
                                                                     $79,152,995       $81,081,733     $ (1,928,738)
                                                                     ===========       ===========     ============
Purchases     12/15/1998 ..........   AUD          15,227,806        $ 9,057,500       $ 9,539,275     $    481,775
              12/15/1998 ..........   CAD          26,762,973         17,302,532        17,479,130          176,598
              12/15/1998 ..........   CHF          12,656,746          9,165,624         9,073,261          (92,363)
              12/15/1998 ..........   DEM          34,892,846         20,858,348        20,585,146         (273,202)
              12/15/1998 ..........   DKK           9,877,359          1,587,540         1,532,879          (54,661)
              12/15/1998 ..........   GBP           1,685,853          2,852,631         2,777,340          (75,291)
              12/15/1998 ..........   JPY       3,629,695,996         28,629,005        29,520,997          891,992
              12/15/1998 ..........   NZD           4,562,482          2,384,582         2,396,921           12,339
                                                                     -----------       -----------     ------------
                                                                     $91,837,762       $92,904,949     $  1,067,187
                                                                     ===========       ===========     ============

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $252,925 with Deutschebank and $942,660 with Merrill Lynch, and a net receivable of $1,552,997 with First Boston at November 30, 1998.

At November 30, 1998, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

The Trust may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1998, the Trust owned the following restricted security (constituting 0.48% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that this security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, is valued at fair value as determined in good faith by or at the direction of the Trustees.

                                             Principal
                             Date of            Amount
Description              Acquisition     (000 omitted)            Cost           Value
--------------------   -------------   ---------------   -------------   -------------
FHA, 10.375s, 2030     8/16/1993            $2,444        $2,629,108      $2,456,482

Independent Auditors' Report

To the Trustees and Shareholders of MFS Government Markets Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Markets Income Trust as of November 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended November 30, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Markets Income Trust at November 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 8, 1999

                         MFS Prepares for the Year 2000

                              [YK Year 2000 Logo]

MFS Investment Management[RegTM] is committed to the effective use of technology in managing investments, delivering high-quality service to our fund shareholders, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management
Office in 1996 composed of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arose because date fields in computers and software applications have traditionally used two-digit codes. Since the dawn of the computer age, the implied first two digits have been "1" and "9". In the year 2000, that can no longer be the case because computer applications may assume "00" refers to 1900. Our team of dedicated business and technology managers, working with outside experts, is taking reasonable steps to ascertain the Y2K compliance of MFS' internal systems. We are also working with our vendors to seek reasonable assurances that their systems are or will be compliant.

MFS realizes that investors are also concerned about whether the companies in the Funds' portfolios are addressing their internal Y2K issues. As MFS' portfolio managers and research analysts meet with the managements of portfolio companies as part of the MFS[RegTM] Original Research[SM] process, one of the many factors they may consider is a company's Y2K preparedness.

Year 2000 compliance is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K phenomenon. While MFS is making an effort to ensure the integrity of its internal systems, there are significant systems interdependencies in the domestic and foreign securities markets, external vendor systems, and the internal business environments of its portfolio companies. There can be no assurance that the steps MFS has taken will be sufficient to avoid any adverse impact on the Funds. However, MFS will continue to review and test its internal systems.

MFS[RegTM] Government Markets Income Trust

Trustees
Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment
Management

Marshall N. Cohan (1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.

Abby M. O'Neill(2)
Private Investor

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)

Arnold D. Scott *
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*
Chairman, Chief Executive Officer,
and Director, MFS Investment
Management

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries (holding company)




Portfolio Managers
Stephen C. Bryant*
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741


* Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

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